SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C. 20549

                                 FORM 8-K

                              CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

Date of Report: October 16, 1996
(Date of earliest event reported)



                     Nomura Asset Securities Corporation
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            (Exact Name of registrant as specified in its charter)

Delaware                      33-48481                 13-3672336
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(State or Other Juris-       (Commission               (I.R.S.Employer
diction of Incorporation)     File Number)           Identification Number)


Two World Financial Center, Building B, New York, New York 10281
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(Address of Principal Executive Office)
     (Zip Code)


Registrant's telephone number, including area code:  212-667-9300
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                   This Document contains exactly    05  Pages.
                         The Exhibit Index is on Page    05  .

ITEM 5.   OTHER EVENTS

          This Current Report on Form 8-K relates to the Trust Fund formed, and the Commercial Mortgage Pass-Through Certificates Series 1996-MD V issued pursuant to a Pooling and Servicing Agreement, dated as of April 1, 1996 (the "Pooling and Servicing Agreement"), by and among Nomura Asset Securities Corporation (the "Company"), as depositor, AMRESCO Management, Inc., as servicer, LaSalle National Bank, as trustee, and ABN AMRO Bank, N.V., as fiscal agent. The Certificates have been registered pursuant to the Act under a Registration Statement on Form S-3 (No.33-48481) (the "Registration Statement").

          Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Pooling and Servicing Agreement.

          Pursuant to Section 3.22 of the Pooling and Servicing
Agreement, Servicer is filing this Current Report containing the October 16, 1996 monthly distribution report prepared by the Trustee pursuant to Section 4.02(a) thereof.

          Servicer has received and will include in a Form SE, filed separately, based on an EDGAR hardship exemption, the monthly financial information required pursuant to the documents for the Crescent Real Estate Funding loan; Royal Palace Hotel Associates loan; Shaner Hotel Group Properties loans; First Industrial Mortgage loan; First Horizon Group, L.P. loan; TUP 130 Company, L.P. loan; Marriott Residence Inn II, L.P. loan; GB Mall, L.P. loan; Bay Plaza Community Center, L.L.C. loan; and Innkeepers Financing loan.

          This Current Report is being filed by the Servicer, in its capacity as such under the Pooling and Servicing Agreement, on behalf of the Registrant. The information reported and contained herein has been supplied to the Servicer by one or more of the Borrowers or other third parties without independent review or investigation by the Servicer. Pursuant to the Pooling and Servicing Agreement, the Servicer is not responsible for the accuracy or completeness of such information.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
          INFORMATION AND EXHIBITS

          (c)  Exhibits


                              Item 601(a) of
                              Regulation S-K
          Exhibit No.         Exhibit No.         Description

          5.1                 99                  Monthly distribution
                                                  report pursuant to
                                                  Section 4.2 of the Pooling
                                                  and Servicing Agreement for
                                                  the distribution on October
                                                  16, 1996.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                   AMRESCO MANAGEMENT, INC., IN
                                   ITS CAPACITY AS SERVICER
                                   UNDER THE POOLING AND
                                   SERVICING AGREEMENT ON
                                   BEHALF OF NOMURA ASSET
                                   SECURITIES CORPORATION,
                                   REGISTRANT



                                      By:/s/ Daniel B. Kirby
                                         Daniel B. Kirby,
                                         Senior Vice President



                                      By: /s/ William J. Sweeney
                                         William J. Sweeney, Jr.,
                                         VicePresident


Date: October 24, 1996

EXHIBIT INDEX



                                Item 601(a) of
                                Regulation S-K
          Exhibit No.           Exhibit No.         Description

          5.1                   99                  Monthly distribution
                                                    report pursuant to
                                                    Section 4.2 of the Pooling
                                                    and Servicing
                                                    Agreement for the
                                                    distribution on October
                                                    16, 1996.